Document #29
Page 1

                   ABSTRACT OF AGREEMENT FOR MANAGING DIRECTOR
                                 (Frank Behrens)

between

ENTECS Software & Umweltmanagment GmbH
Implerstr. 25
81249 Munich
                                    (Company)
And

Mr. Frank Behrens
Wasserburger Landstr. 169
81827 Munich                        (Managing Director)

Date:                      March 9, 1998

' 1 Description of Services to be Rendered

Mr. Frank Behrens shall assume, as of March 9, 1998 the position of Managing Director of the Company.

The Managing Director is obligated to perform the duties set out in the Company's bylaws.

The Managing Director represents the Company with regard to third parties as prescribed by the bylaws and the statutes.

The following acts require authorization from the Shareholders:

     Entering into credit agreements or loans involving more that DM 20,000.

     Obligating the company contractually for longer that 3 months or for an amount in excess of DM 100,000.

     The acquisition or sale of real property.

Managing Director is released from the restrictions regarding doing business on his own account as provided in German Civil Code ' 181.

The Managing Director shall render services to the company at it offices. He is not required to keep specific office ours.

The Managing Director has the authority to hire and fire employees as necessary.

' 2 Term

This employment agreement shall be effective as of March 9,1998.

This agreement can be terminated by either party after giving three months written notice.

The Managing Director can be removed by the shareholders for cause.

The Managing Director must have an important reason before he may resign.

' 3 Outside Activities of the Employee

The Managing Director is not prohibited by this agreement from doing business on his own account as long as such activities do not present a conflict of interest or compete with the company.


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' 4 Liability

The Managing Director must conduct his duties with ordinary care. He is liable only for gross negligence.

' 5 Compensation: Managing Director shall receive DM 4,250 per month as a salary plus a commission of 5% Company's profits. Profit shall be defined a the Gross Profit less Taxes and Deductions.

' 6 Reimbursement of Expenses: Approved expenses will be reimbursed following tax guidelines. Second class/coach travel.

' 7 Copyright Ownership: All copyrights created by Behrens during the course of the agreement belong to the Company.

' 8 Confidentiality Clause

'9 Miscellaneous Provisions

Jurisdiction and Venue:  Munch.

Integration Clause

Signed  by  Frank   Behrens  and  by  Frank   Behrens  for  ENTECS   Software  &
Umweltmanagment GmbH

Attachments:

Arbitration Clause. All disputes will be resolved by submission of the matter to the IHK Munich arbitration panel.


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                              Anstellunqsvertrag


Zwischen

der Firma ENTECS Software & Umweltmanagement GmbH
Implerstr. 25
81371 Munchen
im folgenden Gesellschaft genannt,

und

Herrn Frank BehrensWasserburger Landstr. 16981827 Munchen im folgenden Geschaftiftsfuhrer genannt,

wird folgender Anstellungsvertrag geschlossen:

'1 Aufgabenbereich

1. Herr Frank Behrens wird mit Wirkung vom 9.3-1998 zum GeschAftsfuhrer der Gesellschaft bestellt.

2. Der Geschiftsfsfuhrer ist verpflichtet, die satzungsgema(beta)en Aufgaben der Gesellschaft zu erfuhlen.

3. Der Geschaftsfuhrer vertritt die Gesellschaft allein nach Ma(beta)gabe von Gesetz und Satzung.

4. Einwilligungsbedurftig durch die Gesellschafterversammlung sind entgegen der Regelungen in '1 Nr. 3 dieses Vertrags folgende Geschafte:

     a. Kreditanfragen oder daraus resultierende Kredit-oder Darlehensvertrage, die uber eine Hohe von DM 20.000.Chinausgehen.

     b. Leistungsvertrage, die die GmbH langer als drei Monate binden und/oder in der Leistungssumme DM 100.000 ubersteigen.

     c.  Der  Erwerb  und/oder  die   Verau(beta)erung   von  Grundstucken  oder
     Immobilien, die ganz oder teilweise im Eigentum der Gesellschaft stehen.

     Diese Aufzahlung ist abschlie(beta)end.

5.   Der Geschaftsfuhrer ist von den Beschrankungen des '181 BGB befreit.

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6.   Der Geschaftsfuhrer erbringt seine Leistungen am Sitz der Gesellschaft. Der
     Geschaftsfuhrer ist nicht an bestimmte Arbeitszeiten gebunden.

7. Der Geschaftsfuhrer ist befugt, Personal fur die Gesellschaft einzustellen und zu kundigen.

'2 Dauer des Vertrags

1. Dieser Anstellungsvertrag tritt mit dem 9.3.1998 in Kraft und gilt fur unbestimmte Dauer.

2. Dieser Vertrag kann von beiden Parteien mit einer Frist von drei Monate zum Ende eines Monats gekondigt werden.

3.   Der Geschaftsfuhrer kann abberufen werden.

4.   Der Geschaftsfuhrer kann nur aus wichtigem Grund sein Amt niederlegen.

'3 Nebenpflichten des Geschiftsfuhrers

     Dem Geschaftsfuhrer sind Nebentatigkeit und Nebengeschafte, die nicht im Geschaftsfeld und/oder in Konkurrenz zu der Geschaftstatigkeit der Gesellschaft liegen, jederzeit gestattet. Die Gesellschafterversammlung ist vor der Aufnahme einer Nebentatigkeit zu unterrichten.

'4 Haftung

1. Der Geschaftsfuhrer hat die Geschafte mit der Sorgfalt eines ordentlichen Geschaftsleiters zu fuhren.

2. Der Geschaftsfuhrer ist von der Haftung fur leichte Fahrilassigkeit befreit.

'5 Bezuge

     Die  Vergutung  fur  die  Tatigkeit  des  Geschaftfuhrers   wird  in  einer
     gesonderten Vereinbarung geregelt. Die Vereinbarung ist diesem Vertrage als Anlage beizufugen.

'6 Aufwendungsersatz

1. Reisekosten werden gema(beta) dem tatsachlichen Aufwand abgerechnet und konnen der Gesellschaft belastet werden, wenn es sich um nach diesem Vertrag veranla(beta)te Reisen handelt.

     Auf Dienstreisen anfallende Reisespesen und das KM-Geld richten sich nach den lohnsteuerrechtlichen Richtlinien und werden nach vorgelegten Belegen erstattet. Bei Bahnreisen wird der Abrechnung 2. Klasse und bei Flugreisen Economy-Klasse zugrundegelegt. Es ist auf moglichst wirtschaftliche Organisation der Reisen zu achten.

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2.   Der  Aufwendungsersatz  ist  monatlich  getrennt  neben der  Honorarzahlung auszuweisen und wird dem Geschaftsfuhrer innerhaib von 10 Tagen nach Vorlage der Belege erstattet.


'7 Urheberrechtliche Bestimmungen

     Der Gesellschaft steht an samtlichen Ergebnissen. die im Zusammenhang mit der Tatigkeit des Geschaftsfurers entstehen das ausschlie(beta)liche und unbefristete Recht zur Ausubung aller vermogensrechtlichen Befugnisse insbs. zur wirtschaftlichen Verwertung zu, einschlie(beta)lich des
     Verbreitungs-            Vervielfaltigungs-Veroffentlichungs-           und
     Versendungsrecnt.('69b UrhG)

'8 Verschwiegenheitspflicht

1. Der Geschaftsfuhrer verpflichtet sich, uber alle vertrauliche Angelegenheiten und Vorgange sowie durch die Gesellschaft zum Betriebsgeheimnis bestimmte Umstande, die ihm im Rahmen seiner Tatigkeit zur Kenntnis gelangen auch nach Beendigung dieses Vertrags Stillschweigen zu bewahren.

2. Alle die Gesellschaft in ihren Interessen beruhrenden Briefe, ohne Rucksicht auf den Adressanten, sowie alle sonstigen Geschaftsstucke, Zeichnungen, Notizen, Bucher, Muster, Modelle, Werkzeuge, Material usw. sind deren alleiniges Eigentum und sind nach Aufforderung bzw. nach Beendigung dieses Vertrages unaufgefordert zuruckzugeben. Zuruckbehaltungsrechte sind ausgeschlossen.

'9 Schlu(beta)bestimmungen

1. Es wurden keine mundlichen Nebenabreden zu diesem Vertrag getroffen. Samtliche Vertragsanderungen bzw. -erganzungen bedurfen der Schriftform.

2. Sollten einzelne Bestimmungen dieses Vertrags unwirksam sein oder werden, so beruhrt dies nicht die Gultigkeit der ubrigen Bestimmungen. Anstelle der unwirksamen Bestimmungen soll eine angemessene Regelung treten, die dem wirtschaftlichen Inhalt der unwirksamen Klausel am nachsten kommt.

3.   Die  Satzung der  Gesellschaft  hat  Vorrang  vor den  Bestimmungen  dieses
     Vertrags.

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Ort:              Munchen, den 9.3.1998

Firma:            ENTECS Software & Umweltmanagement GmbH


-------------------------------------


Ort:              Munchen, den 9.3.1998
Herr.             Frank Behrens (Geschaftsfuhrer)


--------------------------------------


                           Schiedsgerichtsvereinbarung

Alle Streitigkeiten. die sich im Zusammenhang mit dem Geschaftsfuhrervertrag zwischen der Firma ENTECS Software & Umweltmanagement GmbH, Munchen (Gesellschaft) und Herrn Frank Behrens, Munchen (Geschaiftsfuhrer) vom 9.3.1998 oder uber seine Gultigkeit ergeben, werden nach der Schiedsgerichtsordnung der lndustrie- und Handelskammer fur Munchen und Oberbayern (IHK Munchen) unter Ausschlu(beta) des ordentlichen Rechtsweges endgultig entschieden.

Munchen, den 9.3.1998



-----------------------------------------
ENTECS Software & Umweltmanagement GmbH


-----------------------------------------
Frank Behrens


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                                     Anlage


zum Geschaftsfuhrervertrag zwischen

der Firma ENTECS Software & Umweltmanagement GmbH
Implerstr, 25
81371 Munchen,
im folgenden Gesellschaft genannt,

und

Herrn Frank Behrens
Wasserburger Landstr. 169
81827 Munchen,
im folgenden Geschaftsfuhrer genannt,

1. Als Vergutung fur seine Tatigkeit erhalt der Geschaftsfuhrer ein festes Monatsgehalt in Hohe von DM 4.250,- brutto, zahlbar in 12 Monatsgehaltern jeweils zum 1. des Monats.

2. Desweiteren erhalt der Geschaiftsfuhrer eine Tantieme in Hohe von 5 % des tantiemepflichtigen Gewinns der Gesellschaft. Ausgangspunkt fur die Berechnung des tantiemepflichtigen Gewinns ist der Gewinn der Gesellschaft, bereinigt um Steuern und Abschreibungen.

     Die Tantiemezahlung wird mit der Feststellung des Jahresabschiusses fallig.


Munchen, den 9.3.1998




------------------------------------------
ENTECS Software & Umweltmanagement GmbH



-------------------------------------------
Frank Behrens